UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (Par Value $0.01)	MGM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

MGM Resorts International (the “Company”) held its annual meeting of stockholders on May 5, 2021 (the “Annual Meeting”), at which stockholders voted on the matters set forth below.

Proposal 1: To elect a Board of Directors

Director	For	Against	Abstain
Barry Diller	276,081,330	29,163,952	147,703
William W. Grounds	302,062,427	3,161,337	169,221
Alexis M. Herman	281,649,059	23,606,766	137,160
William J. Hornbuckle	303,739,204	1,505,349	148,432
Mary Chris Jammet	296,498,328	8,745,625	149,032
John Kilroy	212,790,371	91,907,864	694,750
Joey Levin	173,391,005	131,831,980	170,000
Rose McKinney-James	293,895,002	11,354,938	143,045
Keith A. Meister	301,110,990	4,126,675	155,320
Paul Salem	302,985,207	2,240,462	167,316
Gregory M. Spierkel	303,555,846	1,661,598	175,541
Jan G. Swartz	296,949,975	8,300,299	142,711
Daniel J. Taylor	293,975,367	11,257,307	160,311

Broker Non-Votes: 113,584,562 for each of Mr. Diller, Mr. Grounds, Ms. Herman, Mr. Hornbuckle, Ms. Jammet, Mr. Kilroy, Mr. Levin, Ms. McKinney-James, Mr. Meister, Mr. Salem, Mr. Spierkel, Ms. Swartz and Mr. Taylor.

Each of the foregoing directors was elected and received the affirmative vote of a majority of the votes cast at the annual meeting at which a quorum was present.

Proposal 2: To ratify the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the year ending December 31, 2021.

For	Against	Abstain
412,141,114	6,610,127	226,306

Broker Non-Votes: N/A

The foregoing Proposal 2 was approved.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

For	Against	Abstain
268,259,930	36,243,445	889,610

Broker Non-Votes: 113,584,562

The foregoing Proposal 3 was approved.

Proposal 4: To approve and adopt the amendment to the Company’s charter to authorize the issuance of preferred stock.

For	Against	Abstain
134,426,621	170,529,432	436,932

Broker Non-Votes: 113,584,562

The foregoing Proposal 4 was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International

Date: May 7, 2021	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Senior Vice President, Legal Counsel and Assistant Secretary